SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 6, 2004

                               MEDICORE, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

           Florida                     0-6906               59-0941551
----------------------------        -----------        -------------------
(State or Other Jurisdiction        (Commission           (IRS Employer
      of Incorporation)             File Number)       Identification No.)

     2337 West 76th Street, Hialeah, Florida                  33016
    ----------------------------------------               ----------
    (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code (305) 558-4000

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Item 4.  Change in Registrant's Certifying Accountant

     The audit committee has retained Moore Stephens, P.C., as the company's new independent auditors and for tax preparation services for fiscal 2003. Moore Stephens will also be reviewing the company's quarterly reports for 2004. The engagement was formalized on January 6, 2004. Moore Stephens is replacing Wiss & Company, LLC, which accounting firm discontinued providing SEC audit services to its SEC clients, which included the company. Wiss & Company's termination was reported in the company's quarterly report dated November 10, 2003 on Form 10-Q for the third quarter ended September 30, 2003.

     There have been no consultations with Moore Stephens during the two most recent fiscal years prior to its engagement as the company's new independent auditors.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDICORE, INC.

                                         /s/ Thomas K. Langbein
                                       By---------------------------------
                                         THOMAS K. LANGBEIN, Chairman of
                                         the Board, CEO and President

Dated:  January 12, 2004